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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:   June 20, 2002
DATE OF EARLIEST EVENT REPORTED:   June 20, 2002


                         ICN PHARMACEUTICALS, INC.
          (Exact name of registrant as specified in its charter)


         DELAWARE                    1-11397                    33-0628076
     (State or other          (Commission File Number)       (I.R.S. Employer
     jurisdiction of                                      Identification Number)
    incorporation or
     organization)
                             3300 HYLAND AVENUE
                        COSTA MESA, CALIFORNIA 92626

                  (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:      (714) 545-0100

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Item 5.   Other Events.
          ------------

          On June 20, 2002, ICN Pharmaceuticals, Inc. (the "Company") issued the press release attached as Exhibit 99.1 hereto.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------


               Exhibit          Description
               -------          -----------

               99.1             Press Release issued June 20, 2002

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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

          Dated:  June 20, 2002

                                 ICN PHARMACEUTICALS, INC.


                                 By:   /s/ Gregory Keever
                                     -----------------------------------------
                                     Name:   Gregory Keever
                                     Title:  Executive Vice President, General
                                             Counsel and Corporate Secretary

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                               EXHIBIT INDEX

               Exhibit          Description
               -------          -----------

               99.1             Press Release issued June 20, 2002